Exhibit 10.5
INCREMENTAL JOINDER TO
REVOLVING FACILITY CREDIT AGREEMENT
1.This INCREMENTAL JOINDER TO REVOLVING FACILITY CREDIT AGREEMENT, dated as of August 5, 2025 (this “Agreement”), is by and among ROYAL GOLD, INC., a corporation organized under the laws of the State of Delaware, as borrower (the “U.S. Borrower”), RGLD Gold AG, a company incorporated under the laws of Switzerland with its registered address at Alpenstrasse 6, 6004 Lucerne, Switzerland (the “Swiss Borrower” and collectively with the U.S. Borrower, the “Borrowers” and each, a “Borrower”), RG ROYALTIES, LLC (f/k/a RG Mexico, Inc.), a limited liability company organized under the laws of the State of Delaware, as a guarantor (“RG Royalties”), ROYAL GOLD INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware, as a guarantor (“RG International”), RGLD HOLDINGS, LLC, a Delaware limited liability company (“RGLD Holdings”), RGLD Gold (Canada) ULC, an Alberta unlimited liability company (“RGLD Gold”), INTERNATIONAL ROYALTY CORPORATION, a Canadian corporation (“International Royalty” and together with RG Royalties, RG International, RGLD Holdings and RGLD Gold, the “Guarantors” and each, a “Guarantor”), those banks and financial institutions identified as a “Lender” on the signature pages hereto (individually, each a “Lender” and collectively, the “Lenders”), and THE BANK OF NOVA SCOTIA, in its capacity as administrative agent (in such capacity, the “Administrative Agent”).
2.
Recitals
A.    The Administrative Agent, the Lenders party thereto, the Borrowers and the Guarantors are parties to that certain Revolving Facility Credit Agreement, dated as of June 2, 2017 (as amended by the Amendment and Consent to Revolving Facility Credit Agreement, dated as of May 15, 2018, the Second Amendment to Revolving Facility Credit Agreement, dated as of June 3, 2019, Third Amendment to Revolving Facility Credit Agreement, dated as of September 20, 2019, Fourth Amendment to Revolving Facility Credit Agreement, dated as of July 7, 2021, Fifth Amendment to Revolving Facility Credit Agreement, dated as of June 28, 2023 and Sixth Amendment to Revolving Facility Credit Agreement, dated as of June 26, 2025, the “Existing Credit Agreement” and as amended by this Agreement, the “Amended Credit Agreement”). Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this Agreement.
B.    Pursuant to and in accordance with Section 2.5 of the Existing Credit Agreement, the Borrowers have requested that the Lenders increase the aggregate amount of commitments under the Existing Credit Agreement in an aggregate amount equal to $400,000,000 (the “Commitment Increase”, and the commitments under such Commitment Increase, the “2025 Incremental Commitments”);
C.    The Administrative Agent and each Lender is willing to agree to such request, subject to and in accordance with the terms and conditions set forth in this Amendment.
Agreement
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Incremental Commitments. Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, the Lenders each hereby severally agree to commit to provide 2025 Incremental Commitments in accordance with, and be subject to all of the terms and conditions set forth in, the Existing Credit Agreement (including, without limitation, Section 2.5 thereof).
2.Amendments to the Credit Agreement. Effective as of the Incremental Effective Date (as hereinafter defined),
a.Pursuant to Section 2.5 of the Existing Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the aggregate amount of the commitments under the Credit Facility shall be increased to $1,400,000,000; and
b.The table of Lenders and Individual Commitments set forth on Schedule A to the Existing Credit Agreement is hereby amended and restated in its entirety in the form attached as Annex A hereto.
3.Representations and Warranties; Reaffirmation of Security Interests.
a.Each Borrower and each other Obligor hereby (i) confirms that all of the representations and warranties set forth in the Amended Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Obligor as of the Incremental Effective Date except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (ii) covenants to perform its respective obligations under the Amended Credit Agreement.
b.Each Borrower and each other Obligor hereby further represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by each of them, (ii) this Agreement is binding upon and enforceable against each of them in accordance with its terms and (iii) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby.
c.Each Borrower and each other Obligor hereby irrevocably confirms and agrees that each Credit Document to which it is a party, and all guaranties, grants of security, debentures, mortgages, liens, deeds, pledges and rights thereunder, respectively, are hereby continued, ratified and confirmed, remain in full force and effect, remain fully perfected, and apply to the Amended Credit Agreement.
4.Conditions Precedent. This Agreement shall become effective as of the date hereof upon (and only upon) satisfaction of the following conditions precedent (the “Incremental Effective Date”):
a.The Administrative Agent shall have received duly executed counterparts of a signature page (including any Electronic Signature) of this Agreement from each Obligor and each Lender;

b.The Administrative Agent shall have received evidence that all material governmental, shareholder, board of director and third party consents and approvals necessary in connection with the execution, delivery and performance of this Agreement and the other transactions contemplated thereby have been obtained;
c.The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate from the secretary or a member of the board of directors or other equivalent officer of each Obligor, together with certified copies of each of the following attachments (to the extent applicable in the relevant jurisdiction):
(i)copies of or, to the extent such document has not changed since the last delivery thereof to the Administrative Agent, a certification of no change to the articles of incorporation or other charter documents, as applicable, of such Obligor certified to be true and complete as of a recent date by the appropriate governmental authority of the jurisdiction of its incorporation or organization;
(ii)a copy of or, to the extent such document has not changed since the last delivery thereof to the Administrative Agent, a certification of no change to the bylaws or comparable operating agreement of such Obligor;
(iii)copies of certificates of good standing, existence or its equivalent with respect to such Obligor certified as of a recent date by the appropriate governmental authorities of the jurisdiction of incorporation or organization and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of such Obligor;
(iv)copies of resolutions (which can be prior resolutions delivered in connection with the Existing Credit Agreement) of (i) the board of directors of such Obligor and (ii) the shareholders’ meeting of the Swiss Borrower, approving and adopting this Agreement, the transactions contemplated herein and authorizing execution and delivery thereof; and
(v)incumbency signatures of appropriate officers or authorized signatories of such Obligor, including each officer or authorized signatory executing this Agreement;
d.The Administrative Agent shall have received a certificate of a senior officer of the U.S. Borrower, in such capacity, certifying that, to the best of his knowledge after due inquiry, (i) no Default or Event of Default has occurred and is continuing or will result from any borrowing to be made as of the Incremental Effective Date or otherwise with respect to the Commitment Increase and (ii) all representations and warranties contained in the Credit Documents are true and correct in all material respects (or in all respects to the extent otherwise qualified by materiality or Material Adverse Effect), except for representations and warranties expressly stated to relate to a specific earlier date (in which event such representations and warranties shall have been true and correct in all material respects (or in all respects to the extent otherwise qualified by materiality or Material Adverse Effect) on and as of such earlier date);

e.The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent and Lenders, opinions of legal counsel (including local counsel to the extent required by the Administrative Agent) for the Obligors dated as of the date hereof and addressed to the Administrative Agent and each Lender;
f.The Administrative Agent shall have received a copy of the written notice from the Borrower requesting the Commitment Increase, executed and delivered by the Borrower pursuant to and in accordance with Section 2.5 of the Credit Agreement;
g.The Borrowers shall have paid an upfront fee to each Lender in an amount equal to 4.5 bps per annum in respect of the period from the Incremental Effective Date through and including the Maturity Date in the amount of 2025 Incremental Commitment held by such Lender under the Amended Credit Agreement; and
h.The Borrowers shall have paid all reasonable and documented out-of-pocket costs, fees and expenses paid or incurred by the Administrative Agent incident to this Agreement and the transactions contemplated hereby and thereby, including, without limitation, the reasonable and documented out-of-pocket fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Agreement and any related documents and instruments, in each case, to the extent invoiced at least two (2) Banking Days prior to the Incremental Effective Date.
5.Limitation. The amendments evidenced by this Agreement are effective only to the extent specifically set forth herein and shall be limited precisely as written, and nothing in this Agreement shall be deemed to: (a) constitute a waiver of compliance by any Borrower or any other Obligor with respect to any other term, provision or condition of any Credit Document; (b) constitute a consent to any other, further or future action, undertaking, obligation, liability or departure other than as specifically consented to hereby; or (c) waive, release, limit or prejudice any right or remedy that the Administrative Agent or the Lenders at any time may now have or may have in the future under or in connection with any Credit Document.
6.Miscellaneous Provisions.
a.This Agreement is a Credit Document. The Amended Credit Agreement and the other Credit Documents are hereby ratified, approved, confirmed and continued in each and every respect, and the parties hereto agree that the Existing Credit Agreement, as specifically amended and modified by this Agreement, and the other Credit Documents remain in full force and effect in accordance with their respective terms. Nothing in this Agreement shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness or the other obligations of the U.S. Borrower or any other Loan Party, in whole or in part, under any Credit Document or any guaranty, each of which remains in full force and effect. All references to the Existing Credit Agreement in each of the Credit Documents and in any other document or instrument shall hereafter be deemed to refer to the Amended Credit Agreement. This Agreement shall not be construed as a waiver or amendment of any other provision of the Credit Documents or for any purpose, or a consent to any other, further or future action on the part of the Borrowers or the other Obligors that would require the waiver or consent of the Lenders, except, in each case, as expressly set forth herein. Nothing in this Agreement shall affect, limit or impair the right of the

Administrative Agent and the Lenders to demand compliance by the Obligors with all of the terms and conditions of the Credit Documents in all other instances.
b.This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflict of laws.  Each Obligor hereby irrevocably submits to the exclusive jurisdiction of any state or federal court sitting in New York, New York (and any appellate court thereof) over any legal action or proceeding with respect to this Agreement or any other Credit Document and each Obligor hereby irrevocably agrees that all claims in respect of any such proceeding may be heard and determined in such state court, or, to the extent permitted by law, in such federal court.  Each Obligor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum or improper venue to the maintenance of any such proceeding.  Each Obligor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party to the address prescribed by Section 15.1 of the Amended Credit Agreement, such service to become effective five (5) Banking Days after such mailing.  Each Obligor agrees that a final judgment in any such proceeding shall be conclusive and may be executed upon and enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing herein shall limit the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by applicable Requirements of Law or to commence legal proceedings or otherwise proceed against any Obligor or its property in any other jurisdiction.  The taking of any proceedings in any one or more jurisdictions shall not preclude the taking of any proceedings in any other jurisdiction.
c.This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by email or other electronic transmission), each of which shall constitute an original and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page (including any Electronic Signature) to this Agreement by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” shall mean an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
d.The execution, delivery and effectiveness of this Agreement shall not prejudice, limit, or operate, or be deemed to operate, as a waiver of, any rights, powers or remedies of the Administrative Agent or the Lenders under the Credit Documents or constitute a waiver of any provision thereof, except as expressly set forth herein.

e.This Agreement shall be binding upon and inure to the benefit of the Administrative Agent, the Lenders, the Borrowers and the other Obligors, and their respective successors and assigns permitted by the Amended Credit Agreement.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.
U.S. Borrower:
ROYAL GOLD, INC.

By:    /s/ Paul Libner
Name:    Paul Libner
Title:    Senior Vice President and
Chief Financial Officer
Swiss Borrower:
RGLD GOLD AG

By:    /s/ Paul Libner
Name:    Paul Libner
Title:    Vice Chairman

RGI / BNS / Incremental Joinder

Guarantors:
RG ROYALTIES, LLC

By:    /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer

ROYAL GOLD INTERNATIONAL HOLDINGS, INC.

By:    /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer

RGLD HOLDINGS, LLC

By:    /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer

RGLD GOLD (CANADA) ULC

By:    /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer

INTERNATIONAL ROYALTY CORPORATION

By:    /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer

RGI / BNS / Incremental Joinder

Administrative Agent:
THE BANK OF NOVA SCOTIA
By:    /s/ Agnes Podbielski
Name:    Agnes Podbielski
Title:    Director
By:    /s/ Melody Quintal
Name:    Melody Quintal
Title:    Associate

RGI / BNS / Incremental Joinder

Lender:
THE BANK OF NOVA SCOTIA
By:    /s/ Stephen MacNeil
Name:    Stephen MacNeil
Title:    Managing Director
By:    /s/ Angela Krstovic
Name:    Angela Krstovic
Title:    Associate

RGI / BNS / Incremental Joinder

Lender:
CANADIAN IMPERIAL BANK OF COMMERCE
By:    /s/ Mark Turner
Name:    Mark Turner
Title:    Executive Director
By:    /s/ Andrew Pryor
Name:    Andrew Pryor
Title:    Director

RGI / BNS / Incremental Joinder

Lender:
BANK OF AMERICA, N.A.
By:    /s/ Jan Stein
Name:    Jan Stein
Title:    Vice President

RGI / BNS / Incremental Joinder

Lender:
BANK OF MONTREAL, CHICAGO BRANCH
By:    /s/ Zaman Ahmed
Name:    Zaman Ahmed
Title:    Vice President

RGI / BNS / Incremental Joinder

Lender:
NATIONAL BANK OF CANADA
By:    /s/ Lauren Reid
Name:    Lauren Reid
Title:    Managing Director
By:    /s/ Allan Fordyce
Name:    Allan Fordyce
Title:    Managing Director

RGI / BNS / Incremental Joinder

Lender:
ROYAL BANK OF CANADA
By:    /s/ Strati Georgopoulos
Name:    Strati Georgopoulos
Title:    Authorized Signatory

RGI / BNS / Incremental Joinder

Lender:
THE TORONTO-DOMINION BANK
By:    /s/ Liza Straker
Name:    Liza Straker
Title:    Managing Director
By:    /s/ Neeraj Khanna
Name:    Neeraj Khanna
Title:    Vice President
RGI / BNS / Incremental Joinder

ANNEX A

SCHEDULE A
LENDERS AND INDIVIDUAL COMMITMENTS

Lenders	2025 Incremental Commitments	Aggregate Commitments
The Bank of Nova Scotia	$76,000,000	$266,000,000
Canadian Imperial Bank of Commerce	$76,000,000	$266,000,000
Bank of America, N.A.	$76,000,000	$266,000,000
Bank of Montreal, Chicago Branch	$43,000,000	$150,500,000
National Bank of Canada	$43,000,000	$150,500,000
Royal Bank of Canada	$43,000,000	$150,500,000
The Toronto-Dominion Bank	$43,000,000	$150,500,000